EXHIBIT 99.1

Healthcare Solutions Management Group, Inc. Announces its New Ticker Symbol: HSMD

Glen Cove, New York, December 2, 2021 (PR Newswire). Healthcare Solutions Management Group, Inc. (OTC: HSMD) (“we,” “us,” “our” or the “Company”) has announced its ticker symbol has changed from symbol VRTY to HSMD, effective November 26, 2021. In April of this year, the Company completed a merger pursuant to which Healthcare Solutions Holdings, Inc. (“HSH”) became our wholly owned subsidiary and the business of HSH became the business of the Company going forward. For the past 4 years, HSH, and its three wholly owned subsidiaries, Advance Care Medical Holdings, Inc., HSH Surgical, Inc., and HSH Medical Services, have been seeking to develop a visionary public healthcare company committed to patient-centric, physician-driven, technologically advanced medical services in the U.S.

“We are excited to announce our new OTC ticker symbol ‘HSMD’, which we believe rounds out our identity as a public healthcare company with our unique vision,” said Jonathan Loutzenhiser, Executive Vice-President of HSH.

About the Company

Healthcare Solutions Management Group Inc. (HSMD) is an integrated healthcare company committed to empowering physicians and clinicians with efficient state-of-the-art diagnostic and therapeutic tools, providing all patients access to advanced, affordable, comprehensive care. The Company operates through its wholly owned operating subsidiary Healthcare Solutions Holdings, Inc., and its wholly owned subsidiaries: Advance Care Medical Holdings, Inc. (ACM), HSH Surgical, Inc. (HSHS), and HSH Medical Services, Inc. (HSHMS). ACM offers walk-in urgent care services combined with traditional family practices. HSHS is a physician-partnered development and management company of multi-specialty ambulatory surgical centers (SARC by HSH Surgical). SARC by HSH Surgical ASCs include operating rooms with valuable cardiac catheterization labs to treat both heart and vascular diseases. HSH Medical Services (HSHMS) is the service division working with medical device distributors, laboratory, and pharmacy services for our growing ACM Comprehensive Care Centers. We believe that by creating a “one stop shop” to streamline processes for providers, clinicians can focus more on patient care. The Company’s vision is to facilitate a patient-centric, while physician-driven company equipped to provide the best quality of healthcare in the 21st Century.

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Forward Looking Statements

This press release contains “forward-looking” statements. In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar conditional words and expressions are intended to identify forward-looking statements. Any statements made in this press release about an action, event or development, are forward-looking statements. These forward-looking statements are only predictions and are subject to certain risks, uncertainties and assumptions, many of which may be beyond control of the Company, that could cause actual results to differ from those in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Potential risks include such factors as the inability to enter into agreements with parties with whom we are in discussions, factors that cannot be predicted with certainty, as well as additional risks and uncertainties that are identified and described in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”). Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. Actual results may differ materially from the forward-looking statements in this press release. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company does not undertake, and it specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement except as required in accordance with applicable laws.

Company Contact:

IR@HSHMEDICAL.COM

870-939-6380

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